068 SA-2 05/15

SUPPLEMENT DATED MAY 5, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2014

OF

Franklin K2 Alternative Strategies Fund

(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

I.            Effective March 23, 2015, for the “Management and Other Services—Sub-Advisors” section, the following paragraph is inserted at the end of the section on page 64:

EMSO Partners Limited (EMSO), Iron Trades House, 21-24 Grosvenor Place, London, SW1X 7HF United Kingdom, serves as a sub-advisor to a portion of the Fund’s portfolio.  EMSO was founded in 2000 and is wholly-owned by White Park Limited, a non-public holding company.  White Park Limited is wholly-owned by Mark R. Franklin (Chief Investment Officer and Founder of EMSO) and other employees of EMSO.

II.            For the “Management and Other Services—Sub-Advisors” section on page 64, the following paragraph is removed:

Independence Capital Asset Partners, LLC (ICAP), 1400 16th Street, Suite 520, Denver, Colorado 80202, serves as a sub-advisor to a portion of the Fund’s portfolio. ICAP is a Delaware limited liability company and was formed in 2004.  The principal and controlling member of ICAP is James A. Hillary.

III.            Effective April 28, 2015, for the “Management and Other Services—Portfolio Managers” section, William A. Douglass, III is removed from the table and footnotes three and four beginning on page 64.

IV.            Effective April 28, 2015, for the “Management and Other Services—Portfolio Managers—Ownership of Fund Shares” section, William A. Douglass, III is removed from the “Dollar Range of Fund Shares…” table on page 66.

V.            For “Appendix A,” beginning on page A-31, the proxy voting policy for Independence Capital Asset Partners, LLC is removed.

VI.            Effective March 23, 2015, for “Appendix A,” the following proxy voting policy is inserted at the end of the section:

EMSO PARTNERS LIMITED

PROXY VOTING POLICY

General Duty

We invest and have the authority to vote proxies in securities issued by both public and private issuers on behalf of our Clients.

Since we have voting authority of the securities in our Client’s portfolio, the SEC requires that we have implemented proxy voting policies.

Proxy Voting decisions are the responsibility of the Portfolio Manager and are made in accordance with the proxy voting policies and procedures (the “Policies”). The actual voting of all proxies and the monitoring of the effectiveness of the Policies is the responsibility of the Compliance Officer.

There may be situations in which the Firm decides in the best interests of its Client’s to deviate from the Policies. In this event, the Compliance Officer will document in writing the reason for the deviation.

Guidelines for Voting Proxies

The Firm has a commitment to evaluate and vote proxy issues in the best interests of its Clients. We will generally vote proxy proposals, amendments, consents or resolutions relating to Client securities, including interests in private investment funds, if any, (collectively, "proxies") in accordance with the following guidelines:

a)      we will generally support a current management initiative if our view of the Issuers management is favourable;

b)      we will generally vote to change the management structure of an Issuer if it would increase shareholder value;

c)      we will generally vote against management if there is a clear conflict between the Issuer’s management and shareholder interest;

d)      in some cases, even if the Firm supports an Issuer’s management, there may be some corporate governance issues that the Firm believes should be subject to shareholder approval; and,

e)      we may abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to our Clients.

Generally, all proxies are evaluated and voted on a case-by-case basis, considering each of the relevant factors set forth above. In all cases, we will take the appropriate action that we believe will be most advantageous to our Clients.

The Portfolio Manager will receive all proxies and then will determine how to vote each such proxy. Upon making a decision, the Portfolio Manager will instruct the Head of Operations on how to instruct the custodian or prime broker to vote. It is the responsibility of the Head of Operations to instruct the custodian or prime broker and notify the Compliance Officer of the voting decision in order to update the Client's proxy voting record. The Role of the Head of Operations should ensure that the voting of all proxies is done in a timely manner. The Compliance Officer should the effectiveness of these Policies.

If an independent third party or a committee is used in making a decision to vote on a proxy, the Firm should submit the proxy to such third party or committee for a decision. The Head of Operations will execute the proxy in accordance with such third party's or committee's decision.

Conflicts of Interest

There may be times in which conflicts may arise between the interest of the Client and the interest of the Firm. If a perceived material conflict of interest arises in connection with a proxy vote, the Firm may resolve such perceived material conflicts of interest as follows:

a)      delegate the voting decision for such proxy proposal to an independent third party;

b)      delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Client, as applicable;

c)      inform the Investors or Account of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as we recommend; or

d)      obtain approval of the decision from the Compliance Officer.

If a perceived material conflict of interest has been identified, the Compliance Officer will maintain a written record of the resolution of the material conflict of interest and the determination of the proxy vote.

Record of Proxy Voting

The Compliance Officer will maintain, or have available, a record of each proxy received and each proxy executed. Proxy information is generally received from our Prime Brokers and executed via email, and a copy of the email will be maintained.

The Compliance Officer will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the Portfolio Manager or others, that were material to making the voting decision.

Upon request, Clients may receive a copy of our Proxy Voting Policies and Procedures and receive information regarding the manner in which securities held in their account were voted.

Please keep this supplement with your Statement of Additional Information for future reference.

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